                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported) June 26, 2000

                        INTERNET MULTI-MEDIA CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)


            NEVADA                      0-29292               97-0431096
            ------                      -------               ----------
 (State or other jurisdiction   (Commission File Number)    (IRS Employer
   of incorporation)                                        Identification No.)


         2533 NORTH CARSON STREET, SUITE 3358, CARSON CITY, NEVADA 89706
         ---------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code  (702) 841-4779
                                                   ---------------




ITEM 5. OTHER EVENTS.

         On June 26, 2000 registrant's Board of Directors adopted a stock option plan entitled: 2000 Stock Option Plan (the "Option Plan") The Option Plan authorized the immediate granting of options to purchase up to 850,000 shares of the registrant's $.001 par value common stock, at an exercise price of $.18 per share, to the registrant's directors. The options are non-revocable by the registrant for three years; are non-transferable except by written permission of the Board of Directors; and may be exercised at any time by before June 25, 2010. The Option Plan is included as Exhibit (99)(a) to this Form 8-K. Options were awarded to:

         -  Reno J. Calabrigo, Director.

         -  Cornelia Patterson, Director.

         -  Michael Doodson, Director.

         -  Kelly Kampen, Director.

         Also on June 26, 2000 registrant's Board of Directors adopted registrant's 2000 Consulting Services Plan (the "Consulting Plan") in order to advance the interests of the Corporation by rewarding, encouraging and enabling the acquisition of larger personal proprietary interests in the Corporation by employees, directors and former directors of, and consultant to, the Corporation, and its Subsidiaries who have: 1) served without salaries; 2) advanced funds to the Corporation; 3) incurred significant unreimbursed expenses on behalf of the Corporation; and 4) assisted the Corporation and its' attorneys and accountants in dealing with shareholder inquiries and with the preparation and filing of corporate documents. The Consulting Plan awarded an aggregate of 3,253,000 shares of the registrant's $.001 par value common stock, valued at $.13 per share to four persons. These four persons were:

         - Michael J. Waldkirch, registrant's former President and a former Director, currently a consultant to registrant.

         -  Janet Winkler, registrant's former President and a former
Director.

         -  Cornelia Patterson, a Director and Secretary of registrant.

         - Reno J. Calabrigo, a former consultant to registrant and currently registrant's President and a Director.

         The Consulting Plan is included as Exhibit 99(b) to this Form 8-K

         Due to the implementation of the Consulting Plan and the exercise of options, the registrant currently has 29,843,747 shares of its $.001 par value common shares outstanding as well as options to purchase an additional 850,000 shares.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


EXHIBITS:

         The following exhibits are filed with this Form 8-K:


EXHIBIT NUMBER                    DESCRIPTION OF EXHIBIT
--------------                    ----------------------
99(a)                             2000 STOCK OPTION PLAN

99(b)                             2000 CONSULTING SERVICES PLAN


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           INTERNET MULTI-MEDIA CORPORATION



Date   7\26\00                            By:/S/ RENO J. CALABRIGO
                                              ----------------------------------
                                              RENO J. CALABRIGO, PRESIDENT
                                              AND DIRECTOR